                                                                     Exhibit 4.1

                                    ORDINARY
                                     SHARES

NUMBER                                                                    SHARES
1387
                           ELBIT MEDICAL IMAGING LTD.

               INCORPORATED UNDER THE LAWS OF THE STATE OF ISRAEL

 THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK, U.S.A. OR HAIFA, ISRAEL

                                                              CUSIP M37605 10 8

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
THIS CERTIFIES THAT:




IS THE OWNER OF:


         FULLY PAID AND NON-ASSESSABLE ORDINARY SHARES OF NIS 1.0 EACH

of Elbit Medical Imaging Ltd. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Memorandum of Association and Articles of Association and amendments thereto of the Corporation, to all of which the holder by the acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be issued under the facsimile seal of the Corporation.


            Dated:

               BY:                                          BY:


[ELBIT MEDICAL IMAGING LTD. CORPORATE SEAL 1996 ISRAEL]


    AT THE REQUEST OF AND UPON PRESENTATION BY THE HOLDER, THIS CERTIFICATE
           WILL BE EXCHANGED FOR A HEBREW LANGUAGE SHARE CERTIFICATE.

               BY:                  AND REGISTRAR
                  -----------------

                                    AUTHORIZED SIGNATORY

                           ELBIT MEDICAL IMAGING LTD.

     The Corporation will furnish without charge to each shareholder who so requests a complete statement of the powers, designations, preferences and relative participating optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be addressed to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common           UNIF GIFT MIN ACT --                  Custodian
                                                               ----------------           ----------------
                                                                   (Cust)                     (Minor)
TEN ENT -- as tenants by the entireties                               Under Uniform Gifts to Minors

IT TEN -- as joint tenants with right                          ACT
          of survivorship and not                                  ------------------------
          as tenants in common                                             (State)

    Additional abbreviations may also be used though not in the above list.

     For value received,                    hereby sell, assign and transfer
unto                    -------------------

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
                                       -----------------------------------------


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Please print or typewrite name and address including postal zip code of assignee


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                                                                          Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.


Dated,
       ---------------------------





                                -----------------------------------------------

     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.